Supplement dated September 24, 2007 to Prospectuses dated May 1, 2007 for the

    Pinnacle II Variable Universal Life and the Legacy Survivorship Variable
                                 Universal Life

    Issued by Columbus Life Insurance Company through its Separate Account 1



This is a supplement to the prospectuses identified above, which describes a change in the investment options available to owners of the Pinnacle II Variable Universal Life flexible premium insurance policy currently being issued by Columbus Life Insurance Company. Please retain this supplement to the prospectus for future reference.

Effective on October 26, 2007, the Touchstone VST Enhanced Dividend 30 Fund will change its name and revise its investment goals and investment strategies. The Fund will be renamed the "Touchstone VST Large Cap Core Equity Fund" and will seek long-term capital appreciation as its primary goal by investing in common stocks of large cap companies.

Effective on October 26, 2007, in the section of your prospectus titled "General Description of Depositor, Registrant, and Investment Options," subsection titled "Sub-Account Investment Options," the reference to "Touchstone Enhanced Dividend 30 Fund" is replaced with "Touchstone Large Cap Core Equity Fund."